FUNDX INVESTMENT GROUP, LLC

Supplement dated April 18, 2017, to
Statutory Prospectus and Statement of Additional Information
 dated January 30, 2017

Effective immediately, FundX Investment Group, LLC (“The Advisor”) has a new address:

101 Montgomery Street, Suite 2400
San Francisco, CA 94104-4138

Accordingly, all references to the Advisor’s address are replaced with the new address.

Please retain this Supplement with the Statutory Prospectus and Statement of Additional Information.